Exhibit 99.1

Aptiv Announces Intention to Separate Its Electrical Distribution Systems Business

New Aptiv to be a High Growth, High Margin Provider of Full Sensor-to-Cloud Tech Solutions, Including Highly Engineered Interconnects and Components Serving Diverse End Markets

New EDS to be a Leading Global Supplier of Low Voltage and High Voltage Signal, Power, and Data Distribution Solutions for Automotive and Commercial Vehicle Markets with Multiple Levers for Revenue, Earnings and Cash Flow Growth

Separation Expected to be Effected Through Tax-Free Spin-Off of EDS to Aptiv Shareholders

Company to Host Conference Call and Webcast to Discuss Separation Transaction
Today at 8:00 a.m. (ET)

Company Affirms Full Year 2024 Outlook

SCHAFFHAUSEN - Aptiv PLC (NYSE: APTV) (the “Company”), a global technology company enabling a more safe, green and connected future, today announced that its Board of Directors has unanimously approved a plan to separate its Electrical Distribution Systems business (“EDS” or the “EDS business”) from Aptiv, creating two independent companies, each optimally positioned to serve their customers and create value for their shareholders.

“We have a long track record of transforming Aptiv through operational changes and organic and inorganic portfolio shifts to best position our businesses in a dynamic environment. Today’s separation announcement represents the next step in our transformation journey. By enhancing strategic and operating focus, we are positioning both Aptiv and EDS to more effectively address the evolving needs of our customers and to further capitalize on market opportunities, which we believe will drive even greater success and value creation for both companies,” said Kevin Clark, chairman and chief executive officer. “Following completion of the transaction, Aptiv will have a portfolio of advanced software and hardware technologies and highly engineered, mission-critical products that are aligned with global mega trends fueling growth in diverse end markets. The result will be a high growth, high margin business with strong cash flow generation to support continued organic and inorganic investment in differentiated products and solutions and further penetration of adjacent markets, including aerospace and defense, telecommunications, commercial vehicle, and industrial, and return of excess capital to shareholders.”

Mr. Clark continued, “The benefits of the separation are equally compelling for EDS, which is expected to build on its 100-year legacy as a leader in designing and delivering fully optimized, next-generation electrical architecture solutions for leading OEMs in the global automotive and commercial vehicle markets. EDS’s more focused strategy will enable the business to fully capitalize on its global scale, localized regional capabilities, and broad portfolio of low voltage and high voltage vehicle architecture. Together with its industry-leading cost structure, global footprint, and disciplined capital allocation, standalone EDS will be poised to further strengthen its competitive position, while continuing to deliver strong earnings and cash flow growth that enable investment in bolt-on acquisitions and further manufacturing process automation, as well as the return of capital to shareholders.”

“We are excited about the separation transaction for both Aptiv and EDS and believe it will deliver benefits for our customers, provide opportunities for our employees, and create significant value for our shareholders."

Benefits of the Separation Transaction
As separate companies, Aptiv and EDS are each expected to benefit from:
•Strategies and operating initiatives that are focused on each company’s unique product portfolio, customer challenges, market opportunities, and financial objectives;
•Resources and investments concentrated on the distinct opportunities and growth drivers of each business;
•Capital structures and capital allocation strategies that are tailored to each company’s most value creating prospects;
•Investor bases best suited for their unique value propositions, operating model, and financial characteristics; and
•A global employee base committed to developing and delivering world-class products and solutions with career opportunities and compensation programs more closely aligned with the operating and financial outcomes of their individual business.

Two Leading Companies with Global Scale and Reach
Aptiv: A global industrial technology leader enabling a more safe, green and connected future.
Following the separation, Aptiv – comprising Advanced Safety & User Experience and the Engineered Components Group – will offer a full sensor-to-cloud technology stack, including industry-leading open-architected ADAS and in-cabin user experience software platforms, and a broad range of interconnects and components that optimize the distribution of signal, power, and data for next-generation applications across diverse end markets, including aerospace and defense, telecommunications, automotive and commercial vehicle, and industrial. Aptiv’s portfolio of advanced software, hardware, compute, and interconnect solutions is in the sweet spot of long-term secular trends that include advanced safety, electrification, digitalization, artificial intelligence, and automation.

The pro forma Aptiv is expected to be a high growth, high margin company with robust cash flows to support organic and inorganic investments in advanced products and technologies across diverse end markets, as well as return excess capital to shareholders. In the medium term, Aptiv is targeting mid-to-high single digit revenue growth, low-to-mid teens U.S. GAAP operating income margins, high-teens-to-low-twenties Adjusted EBITDA margins, and significant free cash flow for the company. The Company estimates that Aptiv had $12.1 billion in revenues, including intercompany sales to EDS that are currently eliminated in consolidation, $1.4 billion in U.S. GAAP operating income, and $2.3 billion in Adjusted EBITDA for 2024, excluding the EDS business to be separated.

The new EDS: A leading global provider of low voltage and high voltage electrical architectures for automotive and commercial vehicle markets.
EDS’s differentiated design and development capabilities enable the optimization of vehicle architecture systems and thereby reduce vehicle weight, mass, and costs for OEM customers. EDS’s full range of low voltage and high voltage power, signal, and data distribution solutions uniquely position the business to enable the increasing demand for feature rich, higher contented vehicles that require optimized vehicle architectures, including electric vehicles (“EV”). As EV penetration continues to outpace the growth in global vehicle production, EVs represent a key growth market for EDS.

In the medium term, Aptiv is targeting pro forma EDS to generate mid-single digit revenue growth, mid-to-high single digit GAAP operating income margins, high-single to low-double digit Adjusted EBITDA margins, and solid free cash flow. The Company estimates that EDS had $8.3 billion in revenues, $0.4 billion in U.S. GAAP operating income, and $0.8 billion in Adjusted EBITDA for 2024, excluding the Aptiv business from which it will be separated.

Separation Transaction Details
The separation transaction is expected to be effected through a spin-off of EDS, under which Aptiv shareholders will retain their current shares of Aptiv stock and receive a pro-rata dividend of shares of the new EDS company stock. The transaction is expected to be tax-free to Aptiv and its shareholders for both Swiss and U.S. federal income tax purposes. Aptiv is targeting completion of the separation by March 31, 2026, subject to final approval by Aptiv’s Board of Directors and other customary conditions, including the receipt of opinions from tax advisors and the filing and effectiveness of a Form 10 registration statement with the U.S. Securities and Exchange Commission. There can be no assurance that any separation transaction will ultimately occur or, if one does occur, of its terms or timing.

Full-Year 2024 Outlook Affirmed
In connection with today’s announcement, Aptiv affirmed its full-year 2024 outlook, as previously provided on October 31, 2024. As previously announced, Aptiv will release its fourth quarter 2024 financial results on February 6, 2025, and will hold an investor call the same day at 8:00 a.m. ET.

Conference Call and Webcast Today
The Company will host a conference call to discuss this announcement at 8:00 a.m. ET today, which is accessible by dialing +1 323-994-2093 (U.S.) or +1 888-394-8218 (international) or through a webcast at ir.aptiv.com. The conference ID number is 5856118. A slide presentation will accompany the prepared remarks and be posted on the investor relations section of the Company’s website. A replay will be available following the conference call.

Advisors
Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to Aptiv, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel.

About Aptiv
Aptiv PLC (NYSE: APTV) is a global technology company enabling a more safe, green and connected future. Visit aptiv.com.

Use of Non-GAAP Financial Information
This press release contains information about Aptiv’s and EDS’s financial results which are not presented in accordance with U.S. GAAP. Specifically, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA represents net income before depreciation and amortization (including asset impairments), interest expense, income tax (expense) benefit, other income (expense), net, equity income (loss), net of tax, restructuring and other special items. Adjusted EBITDA margin is Adjusted EBITDA as a percent of revenue.

Management believes the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the Company’s and EDS’s financial position, results of operations and liquidity. In particular, management believes that each of Adjusted EBITDA and Adjusted EBITDA margin is a useful measure in assessing the Company’s and EDS’s ongoing financial performance that, when reconciled to the corresponding GAAP measure, provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of the Company’s core operating performance and that may obscure underlying business results and trends. Management also uses these non-GAAP financial measures for internal planning and forecasting purposes.

Such non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measures in the attached supplemental schedules at the end of this press release. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures of other companies.

Forward-Looking Statements
This press release, as well as other statements made by Aptiv PLC, contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events, the anticipated separation transaction and financial performance. We also include estimated 2024 results, but have not yet completed our financial close or audit, and therefore such estimates are subject to change, which could be material.

Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s and EDS’s operations and business environment, which may cause the actual results of the Company and EDS to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations, including plans to complete the separation, are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability to effect the separation transaction described herein and to meet the conditions related thereto; potential uncertainty during the pendency of the separation transaction that could affect the Company’s financial performance; the possibility that the separation transaction will not be completed within the anticipated time period or at all; the possibility that the separation transaction will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the separation transaction; uncertainty of the expected financial performance of the Company or EDS following completion of the separation transaction; negative effects of the announcement or pendency of the separation transaction on the market price of the Company’s securities and/or on the financial performance of the Company; global and regional economic conditions, including conditions affecting the credit market; global inflationary pressures; uncertainties created by the conflict between Ukraine and Russia, and its impacts to the European and global economies and our operations in each country; uncertainties created by the conflicts in the Middle East and their impacts on global economies; fluctuations in interest rates and foreign currency exchange rates; the cyclical nature of global automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material and other components integral to the Company’s products, including the ongoing semiconductor supply shortage; the Company’s ability to maintain contracts that are critical to its operations; potential changes to beneficial free trade laws and regulations, such as the United States-Mexico-Canada Agreement; changes to tax laws; future significant public health crises; the ability of the Company to integrate and realize the expected benefits of recent transactions; the ability of the Company to attract, motivate and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers; and the ability of the Company to attract and retain customers. Additional factors are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Where required by law, no binding decision will be made with respect to the contemplated transactions other than in compliance with applicable employee information and consultation requirements.

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APTIV PLC
RECONCILIATION OF NON-GAAP MEASURES
(Unaudited)

In this press release the Company has provided information regarding certain non-GAAP financial measures, including “Adjusted EBITDA” and “Adjusted EBITDA margin.” Such non-GAAP financial measures are reconciled to their closest U.S. GAAP financial measure in the following schedule.

	EDS	New Aptiv	Eliminations	Total
	($ in millions)
Estimated Full Year 2024 (1)
Net income attributable to Aptiv	—	—	—	$1,790
Interest expense	—	—	—	335
Other income, net	—	—	—	(45)
Gain on Motional transactions	—	—	—	(640)
Income tax expense	—	—	—	230
Equity loss, net of tax	—	—	—	125
Net income attributable to noncontrolling interest	—	—	—	20
U.S. GAAP Operating Income	$405	$1,410	$—	$1,815
Depreciation and amortization	225	730	—	955
Restructuring	133	77	—	210
Other acquisition and portfolio project costs	30	40	—	70
Compensation expense related to acquisitions	—	25	—	25
Adjusted EBITDA	$793	$2,282	$—	$3,075
Net Sales	$8,307	$12,123	$(680)	$19,750
U.S. GAAP Operating Income Margin	4.9%	11.6%	—%	9.2%
Adjusted EBITDA Margin	9.5%	18.8%	—%	15.6%

(1)	Prepared at the estimated mid-point of the Company’s financial guidance range.

Investor Relations Contact:
Jane Wu
Vice President, Investor Relations and Corporate Development
jane.wu@aptiv.com

Media Relations Contact:
Lisa Scalzo
Senior Vice President and Chief Communications Officer
lisa.scalzo@aptiv.com
(617) 894-6001